UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3 rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 10, 2026, Smart Powerr Corp., a Nevada corporation (the “Company”) entered into a note purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (“Lender”) pursuant to which the Company issued and sold to the Lender a secured promissory note in the original principal amount of $1,050,000 (the “A-1 Note”). The A-1 Note carries an original issue discount of $50,000, and the Company agreed to pay $15,000 to the Lender to cover its legal, accounting and due diligence expenses, which will be added to the outstanding principal balance of the A-1 Note on the First Closing Date (as defined in the Purchase Agreement). The A-1 Note transaction closed on April 10, 2026, the First Closing Date, at which time Lender paid $1,000,000 to the Company.

Interest under the A-1 Note accrues at a rate of 8% per annum. The unpaid amount of the A-1 Note, any interest, fees, charges and late fees are due 24 months following the date of issuance. The Company may prepay all or any portion of the outstanding balance of the A-1 Note in cash equal to 115% multiplied by the portion of the outstanding balance the Company elects to prepay.

Commencing six months after the date of issuance of the A-1 Note and at any time thereafter until the A-1 Note is paid in full, the Lender will have the right to redeem up to $200,000 under the A-1 Note per month, which amount will be due and payable in cash within two trading days of the Company’s receipt of a redemption notice from the Lender.

At any time following the occurrence of a Major Trigger Event or Minor Trigger Event (each as defined in the A-1 Note), the Lender may, upon prior written notice to the Company, increase the outstanding balance of the A-1 Note by 15% for each occurrence of any Major Trigger Event and 5% for each occurrence of any Minor Trigger Event (the “Trigger Effect”), provided that the Trigger Effect may only be applied three times with respect to Major Trigger Events and three times with respect to Minor Trigger Events and the Trigger Effect does not apply to any default by the Company or any failure by the Company to observe or perform any covenant, obligation, condition or agreement of the Company under the A-1 Note or the other transaction documents in any material respect that is not specifically set forth in the A-1 Note or the Purchase Agreement. In no event will the application of the Trigger Effect exceed 25% in the aggregate.

Subject to certain exceptions described in the A-1 Note, if the Company fails to cure a Trigger Event within five trading days following the date of transmission of a written demand notice by the Lender, the Trigger Event will automatically become an Event of Default (as defined in the A-1 Note), provided that the Company will only have a five trading day cure period with respect to Trigger Events resulting from the Company’s failure to pay any principal, interest, fees, charges, or any other amount when due and payable under the A-1 Note. Following the occurrence of any Event of Default, the Lender may, upon written notice to the Company, (i) accelerate the A-1 Note, with the outstanding balance of the A-1 Note following application of the Trigger Effect (the “Mandatory Default Amount”) becoming immediately due and payable in cash, and (ii) cause interest on the outstanding balance of the A-1 Note beginning on the date the applicable Event of Default occurred to accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Notwithstanding the foregoing, upon the occurrence of certain Trigger Events related to bankruptcy or insolvency, immediately and without notice, an Event of Default will be deemed to have occurred and the outstanding balance of the A-1 Note as of the date of the occurrence of such bankruptcy-related Trigger Event will become immediately and automatically due and payable in cash at the Mandatory Default Amount.

The Purchase Agreement also provides that subject to the satisfaction (or written waiver) of the certain conditions, the Company agrees to issue and sell to Lender and Lender agrees to purchase from Company a Promissory Note A-2 in the original principal amount of $1,050,000 (the “A-2 Note”) and a Secured Promissory Note B in the original principal amount of $8,000,000 (the “B Note”, together with the A-1 Note and the A-2 Note, the “Notes”), of which $1,000,000.00 will be sent to Company and $8,000,000 will be sent to an account at Lakeside Bank owned by the Company’s newly formed wholly-owned subsidiary, CREG Holdings, LLC, a Utah limited liability company (“CREG Sub”), to be held pursuant to the Deposit Account Control Agreement (“DACA”). The Company’s obligations under the B Note and the other transaction documents will be secured by the DACA, a guaranty from CREG Sub (the “Guaranty”) and a pledge (the “Pledge”) by the Company of all membership interest in CREG Sub (collectively, the “Security Agreements”).

Pursuant to the terms of the Purchase Agreement, until all of the Company’s obligations under the Notes and all other transaction documents are paid and performed in full, the Company agreed to comply with certain covenants, including but not limited to the following: (i) the Company agreed not to make any Restricted Issuances (as defined in the Purchase Agreement and described below) or grant any lien, security interest or encumbrance, other than Permitted Liens (as defined in the Security Agreement) on any of CREG Sub’s assets, in each case without the Lender’s prior written consent, which consent may be granted or withheld in the Lender’s sole discretion, and (ii) the Company agreed not to enter into any agreement or otherwise agree to any covenant, condition, or obligation that locks up, restricts in any way or otherwise prohibits the Company from issuing Company securities to the Lender or any of the Lender’s affiliates.

Subject to certain exceptions set forth in the Purchase Agreement, Restricted Issuances means the issuance, incurrence or guaranty of any debt obligations (including any merchant cash advance, account receivable factoring or other similar agreement) other than trade payables in the ordinary course of business or any unsecured commercial loans borrowed from a bank or similar financing institution, or the issuance of any securities that: (1) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Company’s shares of common stock, $0.001 par value per share (the “Common Shares”), (2) are or may become convertible into Common Shares (including without limitation convertible debt, warrants or convertible preferred shares), with a conversion price that varies with the market price of the Common Shares, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition; (3) have a fixed conversion price, exercise price or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security (A) due to a change in the market price of Company’s Common Shares since the date of the initial issuance, or (B) upon the occurrence of specified or contingent events directly or indirectly related to the business of Company (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction); or (4) are issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange. For the avoidance of doubt, none of the following will be considered Restricted Issuances: (i) current or future ATM facilities; (ii) primary offerings of Common Shares or warrants without variable price mechanics, cashless exercise provisions or any anti-dilution, “alternate cash exercise” or other similar mechanics or provisions that would allow for the reduction of the exercise price of the warrants or increase the number of shares exercisable under the warrants, (iii) Common Shares issuable upon the exercise of options or other equity awards, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan of Company whether now in effect or hereafter implemented; (iv) Common Shares issuable upon conversion or redemption of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by Company available on EDGAR or otherwise in writing (including by email correspondence) to Investor so long as such instruments are not amended or modified after the date hereof; and (v) Common Shares issued as consideration for mergers, acquisitions, sale or purchase of assets or other business combinations or strategic alliances occurring after the date of this Agreement which are not issued for capital raising purposes.

The foregoing description of the Notes, the Purchase Agreement, the DACA, the Guaranty and the Pledge does not purport to be complete and is qualified in its entirety by reference to the full text of the A-1 Note and the Purchase Agreement, copies of which are filed as Exhibits 4.1 and 10.1 to this report, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
4.1	Form of A-1 Note dated April 10, 2026
10.1	Form of Note Purchase Agreement dated April 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” as well as other risks and factors identified from time to time in the Company’s SEC filings could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART POWERR CORP.

Date: April 16, 2026	By:	/s/ Yongjiang Shi
Yongjiang Shi
Chief Financial Officer

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